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                                                                   EXHIBIT 10.46

CONFIDENTIAL TREATMENT REQUESTED
--------------------------------
The asterisked portions of this document have been omitted and are filed separately with the Commission


                               LICENSE AGREEMENT
                               -----------------


     This Agreement is made and entered into as of February 26, 1998 between Film Roman, Inc. ("FRI") and Fox Kids Worldwide, Inc. ("FKW") in connection with a television series intended for initial broadcast on the Fox Children's Network ("FCN") based on the "Mr. Potato Head" property (the "Property") controlled by Claster Television ("Claster"), the production and certain distribution rights to which have been licensed by Claster to FRI pursuant to an agreement of even date herewith (the "FRI-Claster Agreement").

     1. FKW hereby orders the production of at least thirteen (13) original episodes of a weekly television series (format to be mutually agreed) based on the Property (the "Series"). FKW will pay or reimburse FRI for the preparation of a bible or mini-bible (as mutually determined by the parties) for the Series, provided FKW has pre-approved the cost thereof in writing. The episodes of the Series will be of U.S. network broadcast quality and will comply with FKW's broadcast standards and practices. FKW will have approval over all creative elements and key production personnel, including the executive producer (Andi Copley is pre-approved), director (Chuck Cirino is pre-approved), writer(s) and story editor(s) (Doug Langdale is pre-approved as writer/story editor), and key talent. Chiodo Bros. Productions is pre-approved for puppet designs and fabrications. The episodes will be delivered for initial broadcast on FCN commencing in September 1998 pursuant to a mutually-approved production and delivery schedule. Delivery of the episodes will be in accordance with a list of delivery requirements (attached hereto as Exhibit "A") that are customary for series of this nature, including without limitation stills, photos and footage and other material for the purpose of creating promotional materials, including without limitation daily bumpers and interstitials, all of which shall be provided by FRI at no additional charge to FKW. At the conclusion of the FKW Distribution Term (as defined in Paragraph 6 below), all episodes and accompanying delivery materials delivered to FKW hereunder shall be immediately returned to FRI. FKW agrees that two (2) of the thirteen (13) episodes will be combined into a one (1) hour episode which must be exhibited in primetime on the Fox Family Channel ("Cable").

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     2.  The Series must initially be aired on FCN on Saturday mornings between the hours of ****. The primetime special referred to in Paragraph 1 above must be exhibited on ****. FCN must broadcast the regular Saturday morning episodes on the full scope of FCN, which must achieve a minimum national NTI clearance (measured on an annual basis as an average of all shows on FCN) of **** (****%) of U.S. television households for free over-the-air broadcast (i.e., excluding cable and DBS).

     3. FKW will have the option, exercisable in writing no later than December 1, 1998, to order the production and delivery by FRI of a minimum of thirteen
(13) new episodes of the Series for the 1999/2000 broadcast season. FKW agrees that two (2) of the episodes of the Series ordered and produced for the 1999/2000 season, if any, will be combined into a one (1) hour episode which must be broadcast in primetime on ****.

     4. FKW will have **** (****) additional, consecutive, dependent annual options, exercisable in writing no later than December 1 of the preceding broadcast season, to order a minimum of eight (8) new episodes of the Series for the subsequent broadcast season. In the event FKW elects not to exercise any annual option to order additional episodes of the Series, FRI or Claster (subject to the terms of the FRI-Claster Agreement) will have the unrestricted right to produce new episodes of the same and distribute them in all media throughout the world in perpetuity without further obligation to FKW, FCN or Cable.

     5. In consideration for the rights granted by FRI to FKW hereunder, FKW will pay FRI a license fee of **** Dollars ($****) for each of the first thirteen (13) one-half (1/2) hour episodes of the Series ordered by FKW and produced and delivered by FRI and accepted by FKW for the 1998/99 broadcast season. Said license fee will be payable one-third (1/3) on commencement of the script for the applicable episode, one-third (1/3) on commencement of principal photography of the applicable episode, and one-third (1/3) on delivery of the applicable episode and all mutually-agreed customary delivery materials to FKW, and will increase by **** percent (****%) on a cumulative annual basis.

     6. FKW will have exclusive U.S. television rights in and to all episodes of the Series produced hereunder and all elements contained therein for a term continuing until **** (****) years after the end of the last broadcast season for which new episodes of the Series were ordered, produced and broadcast (the "FKW Distribution Term"). FKW will have the right to unlimited exhibitions of the episodes during the FKW Distribution Term, provided that the initial exhibition of all episodes must occur on FCN and all subsequent exhibitions must occur on FCN and/or Cable. Provided the episodes are of U.S. network broadcast quality and comply with FKW's broadcast standards and practices, FKW agrees that each episode of the Series produced and delivered by FRI will actually be exhibited on FCN at least once (in accordance with all of the terms and

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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conditions of this Agreement, including without limitation those set forth in
Paragraph 2 above). In addition, FKW agrees that if the Series is not being aired on a regularly-scheduled basis for any consecutive **** (****) month period during the FKW Distribution Term, then all rights granted to FKW hereunder (including, without limitation, all U.S. television rights) in connection with the Series will revert to FRI immediately (subject to the terms of the FRI-Claster Agreement) and FKW will have no further rights in connection therewith. Except as expressly provided herein, FRI or Claster (subject to the terms of the FRI-Claster Agreement) will retain all other rights (including, without limitation, all non-U.S. distribution rights) in and to the Series and the Property in all media throughout the world in perpetuity.

     7. All residuals arising from the exploitation of the Series for the first ten (10) runs on FCN shall be the sole responsibility of FRI. FKW agrees to execute an assumption agreement in connection with all other residuals arising from FKW's exploitation of the Series (i.e., all subsequent FCN runs and all Cable runs).

     8. Additional standard terms and conditions consistent with industry custom and practice for agreements of this type will be negotiated by the parties in good faith. In addition, FRI will execute FKW's standard indemnification agreement, a copy of which is attached hereto as Exhibit "B" and the terms of which will be subject to good faith negotiations between the parties.

AGREED TO AND ACCEPTED BY:

FILM ROMAN, INC.                       FOX KIDS WORLDWIDE, INC.


By: __________________________         By: _______________________________
Title: _______________________         Title: ____________________________


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                  EXHIBIT "A"


                             Delivery Requirements
                              (not yet finalized)



                                  EXHIBIT "B"


                       Form of Indemnification Agreement
                              (not yet finalized)

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